Supplemental Information On Oil And Natural Gas Producing Activities (Schedule Of Costs Incurred For Oil And Natural Gas Producing Activities) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Supplemental Information On Oil And Natural Gas Producing Activites [Abstract]
Proved	$ 20,012	$ 75
Unproved	209	177
Development costs	15,694	15,336
Oil and natural gas properties and equipment, net	$ 35,915	$ 15,588